DBX ETF Trust

SCHEDULE OF INVESTMENTS

Xtrackers Cybersecurity Select Equity ETF

February 29, 2024 (Unaudited)

	Number of Shares	Value
COMMON STOCKS - 99.5%
Application Software - 10.8%
Alarm.com Holdings, Inc.*	1,473	$111,491
Clear Secure, Inc., Class A	4,092	78,771
Datadog, Inc., Class A*	751	98,727
Dynatrace, Inc.*	1,646	81,559
Everbridge, Inc.*	2,746	77,629
InterDigital, Inc.	865	92,572
Systena Corp.	23,138	44,523
TeamViewer SE, 144A*	5,942	93,816

(Cost $611,236)		679,088

Communications Equipment - 2.9%
F5, Inc.*	514	96,231
NetScout Systems, Inc.*	4,089	88,527

(Cost $186,060)		184,758

Internet Services & Infrastructure - 13.9%
Akamai Technologies, Inc.*	783	86,850
Applied Digital Corp.*(a)	10,573	43,878
Fastly, Inc., Class A*	10,725	152,510
GDS Holdings Ltd., ADR*(a)	6,064	41,417
NEXTDC Ltd.*	16,971	195,044
Okta, Inc.*	3,227	346,257
Vnet Group, Inc., ADR*	11,257	17,448

(Cost $786,755)		883,404

IT Consulting & Other Services - 12.4%
Al Moammar Information Systems Co.	2,079	80,603
Change Holdings, Inc.	7,513	73,438
Computacenter PLC	1,140	41,848
DXC Technology Co.*	3,879	84,795
Future Corp.	2,750	30,905
NEC Corp.	1,512	101,932
NET One Systems Co. Ltd.	5,472	95,057
Netcompany Group A/S, 144A*	2,634	112,881
Otsuka Corp.	2,192	96,368
Systex Corp.	13,339	47,685
TechMatrix Corp.	1,300	17,354

(Cost $759,379)		782,866

Research & Consulting Services - 1.4%
My EG Services Bhd
(Cost $84,286)	528,801	89,703

Systems Software - 58.1%
A10 Networks, Inc.	3,343	44,495
Ahnlab, Inc.	1,042	55,950
BlackBerry Ltd.*	23,363	65,455
Check Point Software Technologies Ltd.*	1,745	279,933
Crowdstrike Holdings, Inc., Class A*	961	311,508
CyberArk Software Ltd.*	1,241	327,326
Darktrace PLC*	26,194	118,256
Digital Arts, Inc.	885	26,195
Fortinet, Inc.*	4,414	305,052
OneSpan, Inc.*	3,089	29,685
Palo Alto Networks, Inc.*	859	266,762
Qualys, Inc.*	1,436	246,791
Radware Ltd.*	1,205	21,401
Rapid7, Inc.*	4,353	254,999
SentinelOne, Inc., Class A*	11,075	311,983
SolarWinds Corp.*	2,218	26,483
Tenable Holdings, Inc.*	4,887	235,358
Trend Micro, Inc.	4,921	244,160
Varonis Systems, Inc.*	4,488	227,990
Zscaler, Inc.*	1,205	291,574

(Cost $2,901,275)		3,691,356

TOTAL COMMON STOCKS (Cost $5,328,991)		6,311,175

SECURITIES LENDING COLLATERAL - 1.4%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 5.27%(b)(c)
(Cost $88,500)	88,500	88,500

CASH EQUIVALENTS - 0.0%
DWS Government Money Market Series “Institutional Shares”, 5.28%(b)
(Cost $3,011)	3,011	3,011

TOTAL INVESTMENTS - 100.9% (Cost $5,420,502)		$6,402,686
Other assets and liabilities, net - (0.9%)		(55,156)

NET ASSETS - 100.0%		$6,347,530

For information on the Fund’s policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund’s most recent semi-annual or annual financial statements.

A summary of the Fund’s transactions with affiliated investments during the period ended February 29, 2024 is as follows:

Value ($) at 7/13/2023 (Commencement of Operations)	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/(Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 2/29/2024	Value ($) at 2/29/2024
SECURITIES LENDING COLLATERAL — 1.4%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 5.27%(b)(c)
—	88,500(d)	—	—	—	123	—	88,500	88,500
CASH EQUIVALENTS — 0.0%
DWS Government Money Market Series “Institutional Shares”, 5.28%(b)
—	4,812,509	(4,809,498)	—	—	914	—	3,011	3,011

—	4,901,009	(4,809,498)	—	—	1,037	—	91,511	91,511

*	Non-income producing security.
(a)

All or a portion of these securities were on loan. In addition, “Other assets and liabilities, net” may include pending sales that are also on loan. The value of securities loaned at February 29, 2024 amounted to $82,480, which is 1.3% of net assets.

(b)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(c)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(d)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the period ended February 29, 2024.

ADR:	American Depositary Receipt
144A:	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

At February 29, 2024, open futures contracts purchased were as follows:

Contract Description	Currency	Number of Contracts	Notional Amount	Contract Value	Expiration Date	Unrealized Appreciation†
Micro E-mini NASDAQ 100 futures	USD	1	$34,203	$36,166	3/15/2024	$1,963

†	The amount represents the unrealized appreciation (depreciation) of the Fund’s derivative instruments subject to equity contracts risk exposure as of February 29, 2024.

Currency Abbreviations

USD	U.S. Dollar

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of February 29, 2024 in valuing the Fund’s investments.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$6,311,175	$—	$—	$6,311,175
Short-Term Investments(a)	91,511	—	—	91,511
Derivatives(b)
Futures Contracts	1,963	—	—	1,963

TOTAL	$6,404,649	$—	$—	$6,404,649

(a)	See Schedule of Investments for additional detailed categorizations.
(b)	Derivatives include unrealized appreciation (depreciation) on open futures contracts.

OBTAIN A FUND PROSPECTUS

To obtain a summary prospectus, or prospectus, download one from www.Xtrackers.com, talk to your financial representative or call (855) 329-3837. Investing involves risk, including the possible loss of principal. We advise you to carefully consider the product’s objectives, risks, charges and expenses before investing. The summary prospectus and prospectus contain this and other important information about the investment product. Please read the prospectus carefully before you invest. Xtrackers ETFs (“ETFs”) are managed by DBX Advisors LLC (the “Adviser”), and distributed by ALPS Distributors, Inc. (“ALPS”). The Adviser is a subsidiary of DWS Group GmbH & Co. KGaA, and is not affiliated with ALPS. Shares are not individually redeemable, and owners of Shares may acquire those Shares from the Fund, or tender such Shares for redemption to the Fund, in Creation Units only.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas Inc. and RREEF America L.L.C. which offer advisory services.

NO BANK GUARANTEE | NOT FDIC INSURED | MAY LOSE VALUE

PSWD-PH3

R-089711-1 (5/24) DBX005195 (5/24)